UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 5, 2007

Commerce Bancorp, Inc.

(Exact name of Registrant as specified in its charter)

New Jersey	1-12069	22-2433468
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Commerce Atrium, 1701 Route 70 East, Cherry Hill, NJ 08034-5400
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:	(856) 751-9000

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(c) On February 5, 2007, Commerce Bancorp, Inc. announced that Dennis M. DiFlorio was appointed President of Commerce Bank, N.A. A copy of the press release is attached as Exhibit 99.1.

Mr. DiFlorio, 53, has served as President of Retail Banking and Operations of Commerce since 2004. Prior to 2004, Mr. DiFlorio was Executive Vice President of Commerce. A summary of Mr. DiFlorio’s employment agreement is contained in the Company’s Annual Proxy Statement filed on April 17, 2006 and such description is incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99.1     Press release dated February 5, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Commerce Bancorp, Inc.

February 5, 2007	By:	/s/ Douglas J. Pauls
	Name:	Douglas J. Pauls
	Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Number	Description

99.1	Press release dated February 5, 2007.